BofA Funds Series Trust

BofA California Tax-Exempt Reserves

BofA Cash Reserves

BofA Connecticut Municipal Reserves

BofA Daily Cash Reserves

BofA Government Plus Reserves

BofA Government Reserves

BofA Massachusetts Municipal Reserves

BofA Money Market Reserves

BofA Municipal Reserves

BofA New York Tax-Exempt Reserves

BofA Tax-Exempt Reserves

BofA Treasury Reserves

Supplement dated August 13, 2010 to the

Statement of Additional Information

dated January 1, 2010, as revised May 1, 2010

This Supplement provides new and additional information that supplements information contained in the statement of additional information (the Statement of Additional Information) of the funds referenced above. This Supplement should be read in conjunction with the Statement of Additional Information.

On July 29, 2010, BofA Daily Cash Reserves (the Fund), a series of BofA Funds Series Trust (the Trust) was reorganized into BofA Cash Reserves, another Series of the Trust (the Reorganization).

Upon consummation of the Reorganization, the Fund was liquidated and, accordingly, is no longer offered to investors. All references to the Fund in the Statement of Additional Information are hereby removed, effective upon consummation of the Reorganization.

Shareholders should retain this Supplement for future reference.

INT-50/67606-0810